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                                                                     EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-87278, 333-28443, 333-28445 and 333-28447)
of Chase Industries Inc. of our report dated March 23, 2001 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

/s/ PRICEWATERHOUSECOOPERS LLP

Detroit, Michigan
March 29, 2001